UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2025

 IEH Corporation

(Exact Name of Registrant as Specified in Charter)

New York	0-5278	13-5549348
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 58th Street, Suite 8E, Building B

Brooklyn, NY 11220

(Address of Principal Executive Offices, and Zip Code)

(718) 492-4440

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IEHC	OTC ID

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07	Submission of matter to a Vote of Security Holders.

On September 10, 2025, the Company held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). Only shareholders of record as of the close of business on July 28, 2025, were entitled to vote at the Annual Meeting. As of the record date, 2,431,278 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. 1,949,760 shares of common stock of the Company were represented at the Annual Meeting, in person or by proxy, constituting a quorum. The proposals presented to the Company’s shareholders at the Annual Meeting are described in detail in the Company’s Proxy Statement. The final results for each proposal are set forth below.

Proposal I – Election of four (4) Class I Directors nominated by the Board to serve one-year terms until the Company’s 2026 Annual Meeting and until their respective successors are duly elected and qualified

The four (4) nominees who received the highest number of votes (all of the below individuals) were elected to the board of directors to hold office for a one-year term and until their respective successors are elected and qualified. The shareholders voted to elect the following directors by the votes indicated below:

Nominee	For	Withheld	Broker Non-Votes

Eric C. Hugel	1,390,791	24,492	534,477

Michael E. Rosenfeld	1,392,314	22,969	534,477

John P. Spiezio	1,390,791	24,492	534,477

Brian J. Glenn	1,390,791	24,492	534,477

Proposal 1 – Election of three (3) Class II Directors nominated by the Board to serve two-year terms until the Company’s 2027 Annual Meeting and until their respective successors are duly elected and qualified

The three (3) nominees who received the highest number of votes (all of the below individuals) were elected to the board of directors to hold office for a one-year term and until their respective successors are elected and qualified. The shareholders voted to elect the following directors by the votes indicated below:

Nominee	For	Withheld	Broker Non-Votes

David Offerman	1,390,691	24,592	534,477

Allen Gottlieb	1,154,352	260,931	534,477

Gerald Chafetz	1,154,352	260,931	534,477

Proposal III – Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers

The shareholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the Company’s Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
1,388,953	25,444	886	534,477

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Proposal IV – Non-Binding Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

The shareholders recommended, on a non-binding advisory basis, that the frequency of future shareholder votes on the compensation of the Company’s named executive officers, as required by Section 14A(a)(2) of the Exchange Act, occur annually, by the votes set forth in the table below:

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
1,390,530	5	8,212	16,536	534,477

In accordance with the results of the advisory vote, the Board of Directors has determined that the Company will hold a non-binding advisory vote on the compensation of the Company’s named executive officers every year.

Proposal v – Ratification of Selection of Independent Registered Public Accounting Firm

The shareholders voted to ratify the appointment of CBIZ CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026, by the following votes:

For	Against	Abstain
1,947,851	1,905	4

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit Number	Exhibit Title or Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IEHC Corporation

By: /s/Subrata Purkayastha
Name: Subrata Purkayastha
Title: Chief Financial Officer
Date: September 15, 2025

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